UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2008
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862	20-0490500
(Commission File Number)	(IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 8.01. Other Events.
     On October 7, 2008, Liberty Acquisition Holdings Corp. (the “Company”) issued a press release announcing the composition of its trust account investment portfolio. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit 99.1 — Press Release, dated as of October 7, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.

Date: October 7, 2008	By:	/s/ JARED BLUESTEIN

	Name:	Jared Bluestein
	Title:	Secretary